Exhibit 10.4

AMENDMENT TO AMENDED AND RESTATED

SECURITY AND PLEDGE AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT (this “Amendment”) is effective as of February 27, 2013, by and among OMEGA PROTEIN CORPORATION, a Nevada corporation (the “Parent”), and OMEGA PROTEIN, INC., a Virginia corporation (collectively with the Parent, the “Borrowers”), together with the other parties identified as “Obligors” on the signature page hereto and such other parties that may become Obligors hereunder after the date hereof (together with the Borrowers, individually an “Obligor”, and collectively the “Obligors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent (the “Administrative Agent”) for the Secured Parties (as defined below).

R E C I T A L S:

A.     Pursuant to that certain Amended and Restated Loan Agreement (as it may be amended, modified, restated or supplemented from time to time, the “Loan Agreement”) dated as of March 21, 2012, by and among Administrative Agent, Lenders, and Borrowers, Lenders made certain Loans to Borrowers.

B.     Pursuant to that certain Agreement and Plan of Merger by and between Wisconsin Specialty Protein, LLC, a Wisconsin limited liability company (“WSP”), the Parent, and each of the members of WSP named therein dated as of February 27, 2013, Project Artisan, LLC, a Wisconsin limited liability company formed and wholly-owned by Parent (the “Merger Sub”), was merged with and into WSP, the separate existence of Merger Sub ceased, and WSP was the surviving company. WSP is a Domestic Subsidiary (as defined in the Loan Agreement).

C.     Pursuant to the terms of the Loan Agreement, WSP has joined in the Loan Agreement as a Loan Party pursuant to that certain Joinder Agreement and Consent and Waiver (the “Joinder to Loan Agreement”) of even date herewith, WSP has guaranteed the Secured Obligations pursuant to that certain Guaranty Agreement of even date herewith, and the membership interests of Subsidiary are to be pledged by Parent to Administrative Agent for the benefit of the Secured Parties pursuant to that certain Amended and Restated Security and Pledge Agreement (as it may be amended, modified, restated or supplemented from time to time, the “Security Agreement”) dated March 21, 2012, executed by each of the Obligors party thereto, (as defined in the Loan Agreement), as debtors, in favor of Administrative Agent for the Secured Parties (as defined below), as secured parties.

NOW THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     Definitions.

(a)     The terms “Administrative Agent,” “Amendment,” “Borrowers,” “Joinder to Loan Agreement,” “Loan Agreement,” “Merger Sub,” “Parent,” “Security Agreement,” and “WSP,” shall have the meanings set forth hereinabove.

(b)     All capitalized terms used but not defined herein shall have the same meaning as set forth in the Security Agreement; specifically, and without limitation, the following terms are defined in the Security Agreement: “Collateral.”

(c)     All capitalized terms used but not defined herein and not defined in the Security Agreement shall have the same meaning as set forth in the Loan Agreement; specifically, and without limitation, the following terms are defined in the Loan Agreement: “Domestic Subsidiary,” “Lenders,” “Lien,” “Loans,” “Loan Documents,” “Obligor(s),” “Secured Obligations,” and “Secured Parties”.

2.     Grant of Security Interest.

(a)     Each Obligor, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing lien on and security interest in, and a right of set off against, any and all right, title and interest of such Obligor in and to all of the Collateral in which it has any rights, including without limitation that listed on the attached Schedules;

(b)     Each Obligor hereby replaces Schedule 1(b) to the Security Agreement with Schedule 1(b) attached hereto; and

(c)     WSP agrees not to issue any certificate evidencing any Pledged Equity without the prior written consent of Administrative Agent and compliance with the terms of the Security Agreement regarding giving Administrative Agent possession of the certificate accompanied by an appropriate stock power.

3.     Representations, Warranties and Covenants. The representations, warranties and covenants of the Obligors contained in the Security Agreement are hereby again made and confirmed by each Obligor to Administrative Agent and are in full force and effect as of the date hereof.

4.     Limitations. It is understood and agreed that nothing contained herein shall in any manner or way release, affect or impair: (a) the existence of the Secured Obligations or the Liens created by the Loan Documents, (b) the enforceability of the Liens created by, and the rights and remedies of Administrative Agent under the Loan Documents, or (c) the liability of Borrowers or any other Loan Party under the Loan Agreement or any other Loan Document.

5.     Continuance of Notes and Loan Documents. Except as expressly modified by the terms and provisions of this Amendment: (i) each and every one of the terms and provisions of the Loan Agreement, the Security Agreement and the other Loan Documents are hereby confirmed and ratified as in full force and effect, and (ii) all rights, remedies, titles, Liens, and equities evidenced by the Loan Agreement, the Security Agreement and the other Loan Documents, are hereby acknowledged by each Obligor to be valid and subsisting and are hereby recognized, renewed, extended, modified and continued in full force and effect to secure the payment of the Secured Obligations.

Amendment to Amended and Restated Security and Pledge Agreement	2

6.     LAW. THIS AMENDMENT SHALL BE CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS TO MATTERS OF CONFLICTS OF LAWS.

7.     Successors in Interest. This Amendment shall be binding upon each Obligor that is a party to this Amendment, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the Secured Parties under the Security Agreement, as amended by this Amendment, to the benefit of the Administrative Agent and the Secured Parties, and their respective successors and permitted assigns.

8.     Counterparts. This Amendment may be executed in several counterparts, each copy of which shall serve as an original for all purposes, but all copies shall constitute but one and the same agreement.

9.     Gender. Wherever the context shall solely require, all words herein in the male gender shall be deemed to include the female or neuter gender, all singular words shall include the plural and all plural words shall include the singular.

10.     Exhibits. All exhibits hereto are fully incorporated herein by this reference for all purposes as though fully set out herein.

11.     Recitals. The recitals contained in this Amendment are true and correct.

12.     Modifications. This Amendment cannot be changed or terminated except by an instrument in writing signed by the party against whom the enforcement of any change or termination is sought. THIS WRITTEN AGREEMENT AND THE JOINDER TO LOAN AGREEMENT AND THE OTHER AGREEMENTS CONTEMPLATED BY THE JOINDER TO LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page blank; signatures appear on following pages.]

Amendment to Amended and Restated Security and Pledge Agreement	3

EXECUTED, to be effective as of the date set forth in the opening paragraph hereof.

OBLIGORS: OMEGA PROTEIN CORPORATION

By:	/s/ Andrew Johannesen
Andrew Johannesen
Executive Vice President and Chief Financial Officer

OMEGA PROTEIN, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen
Vice President
Chief Financial Officer

PROTEIN FINANCE COMPANY

By:	/s/ Andrew Johannesen
Andrew Johannesen
Vice President

OMEGA SHIPYARD, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen
Vice President

PROTEIN INDUSTRIES, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen
Vice President

Amendment to Amended and Restated Security and Pledge Agreement	Signature Page

CYVEX NUTRITION, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen
Vice President

INCON PROCESSING, L.L.C.

By:	/s/ Andrew Johannesen
Andrew Johannesen
Vice President

Amendment to Amended and Restated Security and Pledge Agreement	Signature Page

WISCONSIN SPECIALTY PROTEIN, LLC

By:	/s/ John D. Held
John D. Held, Vice President

Amendment to Amended and Restated Security and Pledge Agreement	Signature Page

ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent

By:	/s/ Geri E. Landa
Geri E. Landa, Senior Vice President

Amendment to Amended and Restated Security and Pledge Agreement	Signature Page